Teucrium Agricultural Strategy No K-1 ETF (TILL)
a series of Listed Funds Trust

Supplement dated November 14, 2024
to the Prospectus
dated August 28, 2024

Teucrium Investment Advisors, LLC (the “Adviser”), investment advisor to the Teucrium Agricultural Strategy No K-1 ETF (the “Fund”), recommended that the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) approve a change in the Fund’s fiscal year-end from April 30th to December 31st for 2024. After further review, the Board unanimously approved the recommendation. The change will be effective as of December 31, 2024. This means that the Fund’s most recent tax year will be a short tax year, from May 1st to December 31, 2024, and that subsequent tax years will be on the calendar year, from January 1st to December 31st.

Shareholders can call (800) 617-0004 for additional information.

Please retain this supplement with your Prospectus for future reference.